Exhibit 3.i

                            ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                       UNIVIEW TECHNOLOGIES CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the corporation is uniView Technologies
                Corporation.

 ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of the Corporation and was approved by the shareholders of the Corporation at a Special Shareholders' Meeting held on September 6, 2001:

      RESOLVED, that the common stock of the Corporation be, and hereby is, set to a par value of $.80 per share by the following amendment to the Articles of Incorporation of the Corporation (Articles of Incorporation amended to read): ARTICLE IV (The first paragraph): The total number of shares of all classes of stock which the corporation shall be authorized to issue is 81,000,000 shares, divided into the following:
      (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called "Preferred Stock"); and (ii) 80,000,000 shares of common stock, of the par value of $.80 per share (hereinafter called "Common Stock."); and

      FURTHER RESOLVED, that each eight (8) outstanding pre-amendment shares of Common Stock, par value $.10 per share, shall be combined into one
      (1) post-amendment share of Common Stock, par value of $.80 per share, fractional shares being rounded up to the nearest whole share of post-amendment $.80 par value Common Stock; holders of each eight (8) outstanding pre-amendment shares of par value $.10 Common Stock shall be entitled to receive one (1) post-amendment share of par value $.80 per share Common Stock, plus one (1) post-amendment share of par value $.80 per share Common Stock for any fractional share held after the foregoing combination; and

      FURTHER RESOLVED, that all outstanding warrants and options to purchase Common Stock shall be modified such that the number of common shares issuable upon exercise of such warrants and options shall reflect the foregoing reverse split of pre-amendment par value $.10 Common Stock into post-amendment par value $.80 per share Common Stock; and

      FURTHER RESOLVED, that all outstanding debentures and preferred stock, if any, which are by their terms convertible into Common Stock shall be modified such that the number of common shares issuable upon conversion of such debentures and preferred stock shall reflect the foregoing reverse split of pre-amendment par value $.10 Common Stock into post-amendment par value $.80 per share Common Stock.

 ARTICLE THREE: The number of shares of the corporation outstanding and entitled to vote on the amendment at the time of the adoption was 27,191,816.

 ARTICLE FOUR: The number of shares that voted for the amendment was 16,946,853; the number of the shares that voted against the amendment was 3,658,802; and the number of shares abstaining was 71,197. Amendments of the Articles of Incorporation by majority vote is authorized by Article VII of the Corporation's original Articles of Incorporation as follows:

      "ARTICLE VII: If with respect to any action taken by the shareholders of the corporation, any provision of the Texas Business Corporation Act would, but for this Article VII, require the vote or concurrence of the holders of shares having more than a majority of the votes entitled to be cast thereon, or of any class or series thereof, the vote or concurrence of the holders of shares having only a majority of the votes entitled to be cast thereon, or of any class or series thereof, shall be required with respect to any such action."

 ARTICLE FIVE: Except as set forth above and in prior amendments, the Articles of Incorporation of the Corporation remain unchanged.

      Dated:    September 6, 2001.

                               UNIVIEW TECHNOLOGIES CORPORATION

                               By:  /s/ Billy J. Robinson
                                    ----------------------------
                                    Billy J. Robinson, Secretary

                            ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                       UNIVIEW TECHNOLOGIES CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the corporation is uniView Technologies
                Corporation.

 ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of the Corporation and was submitted to the shareholders of the Corporation for vote at the Special Shareholders' Meeting held on January 29, 1998:

      RESOLVED, that the common stock of the Corporation be, and hereby is, reclassified to a par value of $.10 per share by the following amendment to the Articles of Incorporation of the Corporation (Articles of Incorporation amended to read): "ARTICLE IV (The first paragraph):
       The total number of shares of all classes of stock which the corporation shall be authorized to issue is 81,000,000 shares, divided into the following: (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called "Preferred Stock"); and
      (ii) 80,000,000 shares of common stock, of the par value of $.10 per share (hereinafter called "Common Stock.")"; and

      FURTHER RESOLVED, that each ten (10) outstanding pre-amendment shares of Common Stock, par value $.01 per share, shall be combined into one
      (1) post-amendment share of Common Stock, par value $.10 per share, fractional shares being rounded up to the nearest whole share of post-amendment $.10 par value Common Stock; holders of each ten (10) outstanding pre-amendment shares of par value $.01 Common Stock shall be entitled to receive one (1) post-amendment share of par value $.10 Common Stock, plus one (1) post-amendment share of par value $.10 Common Stock for any fractional share held after the foregoing combination; and

      FURTHER RESOLVED, that the terms of all outstanding Warrants and Options to Purchase common stock shall be modified, such that the number of common shares issuable upon exercise of such warrants or options to purchase shall reflect the foregoing reverse split of pre-amendment par value $.01 Common Stock into post-amendment par value $.10 Common Stock, and such that the exercise price of each warrant and option to purchase is increased tenfold and the number of shares issuable upon exercise is reduced proportionately, so that the dollar amount payable to the Corporation upon exercise remains the same.

 ARTICLE THREE: The number of shares of the corporation outstanding and entitled to vote on the amendment at the time of the adoption was 45,541,406.

 ARTICLE FOUR: The number of shares that voted for the amendment was 36,262,760; the number of the shares that voted against the amendment was 3,395,997; and the number of shares abstaining was 214,233.

 ARTICLE FIVE: Except as set forth above and in prior amendments, the Articles of Incorporation of the Corporation remain unchanged.

      Dated:    April 23, 1998.

                               UNIVIEW TECHNOLOGIES CORPORATION

                               By:  /s/  Billy J. Robinson
                                    ----------------------------
                                    Billy J. Robinson, Secretary

                       ARTICLES OF AMENDMENT
                  TO ARTICLES OF INCORPORATION OF
                 CURTIS MATHES HOLDING CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the corporation is Curtis Mathes Holding
                Corporation.

 ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of the Corporation and was submitted to the shareholders of the Corporation for vote at the Special Shareholders' Meeting held on January 29, 1998:

      RESOLVED, that the name of the Corporation be changed to "uniView Technologies Corporation" by the following amendment to the Articles of Incorporation of the Corporation (Articles of Incorporation amended to read): "ARTICLE I: The name of the corporation is uniView
      Technologies Corporation."

 ARTICLE THREE: The number of shares of the corporation outstanding and entitled to vote on the amendment at the time of the adoption was 45,541,406.

 ARTICLE FOUR: The number of shares that voted for the amendment was 38,544,987; the number of the shares that voted against the amendment was 864,958; and the number of shares abstaining was 435,627.

 ARTICLE FIVE: Except as set forth above and in prior amendments, the Articles of Incorporation of the Corporation remain unchanged.

      Dated:    January 29, 1998

                               CURTIS MATHES HOLDING CORPORATION

                               By:  /s/  Billy J. Robinson
                                    ----------------------------
                                    Billy J. Robinson, Secretary

                           ARTICLES OF AMENDMENT
                      TO ARTICLES OF INCORPORATION OF
                     CURTIS MATHES HOLDING CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the corporation is Curtis Mathes Holding
                Corporation.

 ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of the Corporation and was submitted to the shareholders of the Corporation for vote at the Annual Shareholders' Meeting held on September 19, 1996:

      RESOLVED, that the number of authorized shares of common stock of the Corporation be, and hereby is, subject to shareholder approval, increased from 40,000,000 to 80,000,000 by the following amendment to the Articles of Incorporation of the Corporation (Articles of Incorporation amended to read):

           "ARTICLE IV (The first paragraph): The total number of shares of all classes of stock which the corporation shall be authorized to issue is 81,000,000 shares, divided into the following: (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called "Preferred Stock"); and (ii) 80,000,000 shares of common stock, of the par value of $.01 per share (hereinafter called "Common Stock.")"

 ARTICLE THREE: The number of shares of the corporation outstanding and entitled to vote on the amendment at the time of the adoption was 24,311,188.

 ARTICLE FOUR: The number of shares that voted for the amendment was 21,032,893; the number of the shares that voted against the amendment was 515,193; and the number of shares abstaining was 96,576.

 ARTICLE FIVE: Except as set forth above and in prior amendments, the Articles of Incorporation of the Corporation remain unchanged.

      Dated:    September 19, 1996

                               CURTIS MATHES HOLDING CORPORATION

                               By:  /s/  Billy J. Robinson
                                    ----------------------------
                                    Billy J. Robinson, Secretary

                          ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                      CURTIS MATHES HOLDING CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Article of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the Corporation is Curtis Mathes Holding
                Corporation.

 ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of the Corporation and on December 1, 1995 was submitted to the shareholders of the Corporation for a vote by consent without a shareholders' meeting:

      "ARTICLE IV (The first paragraph): The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 41,000,000 shares, divided into the following: (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called "Preferred Stock"); and (ii) 40,000,000 shares of common stock, of the par value of $.01 per share (hereinafter called "Common Stock.")"

 ARTICLE THREE: The number of shares of the Corporation outstanding and entitled to vote on the amendment as of the Record Date of November 15, 1995 was 16,901,973. Pursuant to the Articles of Incorporation of the Corporation, a simple majority of the voting shares is required for amendment of the Articles of Incorporation.

 ARTICLE FOUR: As of January 17, 1996, the number of shares that had affirmatively consented to the amendment was 8,973,580, which represents a majority of the voting shares and is greater than the minimum number of votes that would be necessary to take the action if it had been taken at a shareholders' meeting at which the holders of all shares entitled to vote on the action were present and voted. As of January 17, 1996, the number of shares that had voted against the amendment was 20,100 and the number of shares that had responded, but abstained was 2,015. The remaining shares had not responded as of January 17, 1996.

 ARTICLE FIVE: Except as set forth above and in prior amendments, the Articles of Incorporation of the Corporation remain unchanged.

      Dated:    January 17, 1996

                               CURTIS MATHES HOLDING CORPORATION

                               By:  /s/  Billy J. Robinson
                                    ----------------------------
                                    Billy J. Robinson, Secretary

                            ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                      CURTIS MATHES HOLDING CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the corporation is Curtis Mathes Holding
 Corporation.

 ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of the Corporation and was submitted to the shareholders of the Corporation for vote at the Annual Shareholders' Meeting held on April 8, 1995:

      "ARTICLE VII: (UNCHANGED) If with respect to any action taken by the shareholders of the corporation, any provision of the Texas Business Corporation Act would, but for this Article VII, require the vote or concurrence of the holders of shares having more than a majority of the votes entitled to be cast thereon, or of any class or series thereof, the vote or concurrence of the holders of shares having only a majority of the votes entitled to be cast thereon, or of any class or series thereof, shall be required with respect to any such action.

      (AMENDMENT ADDED) Any shareholder action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

 ARTICLE THREE: The number of shares of the corporation outstanding and entitled to vote on the amendment at the time of the adoption was 9,194,800.

 ARTICLE FOUR: The number of shares that voted for the amendment was 4,703,412; and the number of the shares that voted against the amendment was 82,950.

 ARTICLE FIVE: Except as set forth above and in prior amendments, the Articles of Incorporation of the corporation remain unchanged.

      Dated:    July 24, 1995

                               CURTIS MATHES HOLDING CORPORATION

                               By:  /s/  Billy J. Robinson
                                    ----------------------------
                                    Billy J. Robinson, Secretary

                            ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                       ENHANCED ELECTRONICS CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

 ARTICLE ONE:  The name of the corporation is Enhanced Electronics
 Corporation.

 ARTICLE TWO: The following amendments to the Articles of Incorporation were adopted and ratified by the shareholders of the Corporation effective April 1, 1994:

      "ARTICLE I: The name of the corporation is Curtis Mathes Holding Corporation."

 ARTICLE THREE: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption was 8,412,000. The number of shares voting for the amendment was 4,280,815.

 ARTICLE FOUR: Except as set forth above, the Articles of Incorporation of the corporation remain unchanged.

      Dated:    Effective April 1, 1994.

                               ENHANCED ELECTRONICS CORPORATION

                               By   /s/  Phillip L. Scheldt
                                    ----------------------------
                                    Phillip L. Scheldt
                                    Executive Vice President/Secretary

                             ARTICLE OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                                  EEQC, INC.

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

 ARTICLE ONE:  The name of the Corporation is EEQC, Inc.

 ARTICLE TWO: The following amendments to the Articles of Incorporation adopted and ratified by the shareholders of the Corporation effective July 2, 1993:

      "ARTICLE I:  The name of the Corporation is Enhanced Electronics
      Corporation.

      "ARTICLE IV (The first paragraph): The total number of shares of all classes of stock which the corporation shall be authorized to issue is 21,000,000 shares, divided into the following: (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called ("Preferred Stock"); and (ii) 20,000,000 shares of common stock, of the par value of $.01 per share (hereinafter called "Common Stock")."

 ARTICLE THREE: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption was 7,806,000. The number of shares voting for the amendment was 4,235,612.

 ARTICLE FOUR: Except as set forth above, the Articles of Incorporation of the Corporation remain unchanged.

      DATED:  August 30, 1993.

                                    EEQC, INC.

                                    By:  /s/ Patrick A. Custer
                                         ----------------------------
                                         Patrick A. Custer, President

                            ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                       ENTERTAINMENT EQUITY CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

 ARTICLE ONE:  The name of the corporation is Entertainment Equity
 Corporation.

 ARTICLE TWO: The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on May 7, 1993:

      "ARTICLE I:  The name of the corporation is EEQC, Inc.

      "ARTICLE X: The address of its registered office is Route 1 Box 154A, Aubrey, Texas 76227.

      "ARTICLE XIII: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any act or omission in his capacity as a director, except to the extent otherwise expressly provided by a statute of the State of Texas. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of the repeal or modification."

 ARTICLE THREE: The number of shares outstanding and entitled to vote on this amendment at the time of its adoption was 7,554,000 and the number of shares voting for this amendment was 5,061,000.

      Except as set forth above, the Articles of Incorporation of the corporation remain unchanged.

      Dated:  May 7, 1993

                                    EEQC, Inc., previously Entertainment
                                    Equity Corporation

                                    By:  /s/ Patrick A. Custer
                                         ----------------------------
                                         Patrick A. Custer, President

                                         /s/ Neal J. Katz
                                    ----------------------------
                                         Neal J. Katz, Secretary

                            ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                    DONNY OSMOND ENTERTAINMENT CORPORATION

      Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

 ARTICLE ONE: The name of the corporation is Donny Osmond Entertainment Corporation.

 ARTICLE TWO: The following amendments to the Articles of Incorporation were unanimously adopted by the shareholders of the corporation on April 4, 1989.

      The Articles of Incorporation are hereby amended so to read as follows:

           "ARTICLE I: The name of the corporation is Entertainment Equity Corporation.

           "ARTICLE X: The address of its registered office is 8080 North Central Expressway, Suite 1600, Lock Box 46, Dallas, Texas 75206, and the name of its registered agent at such address is Diane M. Given.

           "ARTICLE XIII: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any act or omission in his capacity as a director, except to the extent otherwise expressly provided by a statute of the State of Texas. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of the repeal or modification."

 ARTICLE THREE: The number of shares outstanding and entitled to vote on this amendment at the time of its adoption was 6,253,900 and the number of shares voting for this amendment was 5,200,000. Except as set forth above, the Articles of Incorporation of the corporation remain unchanged.


      Dated:  May 31, 1989

                          ENTERTAINMENT EQUITY CORPORATION,
                          previously, Donny Osmond Entertainment
                          Corporation

                          By:  /s/  Patrick A. Custer
                                    ----------------------------
                                    Patrick A. Custer, President

                               /s/  Helen Williams
                                    ----------------------------
                                    Helen Williams, Secretary

 State of Texas      )
 County of Dallas    )

      The undersigned notary public does hereby certify that on this 31st day of May, 1989, personally appeared before me Patrick A. Custer who, being by me first duly sworn, declared that he is the president of Entertainment Equity Corporation, that he signed the foregoing document as president of the corporation, and that the statements herein contained are true.

 [Notarial Seal]               /s/   Anne G. Thomas
                               -------------------------------------------
                               Notary Public in and for the State of Texas
                               My commission expires:  2-19-92

 State of Texas      )
 County of Dallas    )

      The undersigned notary public does hereby certify that on this 31st day of May, 1989, personally appeared before me Helen Williams who, being by me first duly sworn, declared that she is the secretary of Entertainment Equity Corporation, that she signed the foregoing document as secretary of the corporation, and that the statements herein contained are true.

 [Notarial Seal]               /s/   Anne G. Thomas
                               ------------------------------------------
                               Notary Public in and for the State of Texas
                               My commission expires:  2-19-92

                          ARTICLES OF INCORPORATION
                  OF DONNY OSMOND ENTERTAINMENT CORPORATION

 ARTICLE I:  The name of the corporation is Donny Osmond Entertainment
 Corporation.

 ARTICLE II:  The period of its duration is perpetual.

 ARTICLE III: The purpose or purposes for which this corporation is organized are the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

 ARTICLE IV: The total number of shares of all classes of stock which the corporation shall be authorized to issue is 11,000,000 shares, divided into the following: (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called "Preferred Stock"); and (ii) 10,000,000 shares of common stock, of the par value of $.01 per share (hereinafter called "Common Stock"). A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as follows:

      A. PREFERRED STOCK: 1. Issuance in Series. The Preferred stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established, but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend; (b) the price and at the terms and conditions on which shares may be redeemed; (c) the amount payable upon shares in event of involuntary liquidation; (d) the amount payable upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and
 (g) voting rights. The board of directors shall exercise such authority by the adoption of a resolution as prescribed by law.

           2. Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the board of directors, out of any funds legally available for the payment thereof, dividends at the rate theretofore affixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more, payable quarterly on the first days of January, April, July and October in each year.

           3. Preferred Dividends Cumulative. Dividends on all Preferred Stock, regardless of series, shall be cumulative. No dividends shall be declared on shares of any series of Preferred Stock for any dividend period unless all dividends accumulated for all prior dividend periods shall have been declared or shall then be declared at the same time upon all Preferred Stock then outstanding. No dividends shall be declared on the shares of any series of Preferred Stock unless a dividend for the same period shall be declared at the same time upon all Preferred Stock outstanding at the time of such declaration in like proportion to the dividend rate then declared. No dividends shall be declared or paid on the Common Stock unless full dividends on all Preferred Stock then outstanding for all past dividend periods and for the current dividend period shall have been declared and the corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

           4. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall not be considered a dissolution, liquidation or winding up on the corporation within the meaning of these provisions.

           5. Redemption. The whole or any part of the outstanding Preferred Stock or the whole or any part of any series thereof may be called for redemption and redeemed at any time at the option of the corporation, exercisable by the board of directors upon thirty (30) days' notice by mail to the holders of such shares as are to be redeemed, by paying therefor in cash the redemption price fixed for such shares in the resolution or resolutions of the board of directors establishing the respective series of which the shares to be redeemed are a part together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions to the date fixed for such redemption. The corporation may redeem the whole or any part of the shares of any series, or of several series, without redeeming the whole or any part of the shares of any other series; provided, however, that if at any time less than the whole of the Preferred Stock of any particular series then outstanding shall be called for redemption, the particular shares called for redemption shall be determined by lot or by such other equitable method as may be determined by the board of directors. If, on the redemption date specified in any such notice, funds necessary for such redemption shall have been set aside by the corporation, separate and apart from its other funds, in trust for the pro rate benefit of the holders of the Preferred Stock so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, the shares so called for redemption shall no longer be deemed to be outstanding, the right to receive dividends thereon shall cease to accrue from and after the date so fixed, and all rights of holders of Preferred Stock so called for redemption shall forthwith after such redemption date cease and terminate, excepting only the right of the holders thereof to receive the redemption price thereof, but without interest; and if, before the redemption date specified in any notice of the redemption of any Preferred Stock, the corporation shall deposit with the bank or trust company in the City of Dallas, Texas, having a capital and surplus of at least $50,000,000 according to its last published statement of condition, in trust to be applied to the redemption of the Preferred Stock so called for redemption, the funds necessary for such redemption, then, from and after the date of such deposit, the shares so called for redemption shall no longer be deemed to be outstanding and all rights of holders of the shares so called for redemption shall cease and terminate, excepting only the rights of holders thereof to receive the redemption price thereof, but without interest. Any interest accrued on funds so deposited shall be paid to the corporation from time to time. In case the holder of shares shall have been called for the redemption shall not, within six (6) years after the making of such deposit, claim the amount deposited with respect to the redemption of such shares, the bank or trust company in which such deposit was made shall upon demand pay over to the corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder. Preferred Stock redeemed or otherwise retired by the corporation shall, upon the filing of such statement as may be required by law, assume the status of authorized by unissued Preferred Stock and may thereafter be reissued in the same manner as other authorized but unissued Preferred Stock, except that any shares of any series purchased or redeemed pursuant to the requirements of any sinking fund or purchase fund provided for such series shall not be reissued.

      B. COMMON STOCK: 1. Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article Four or in any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

 ARTICLE V: The corporation will not commence business until it has received fro the issuance of its shares consideration of the value of not less than $1,000.00.

 ARTICLE VI: No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

 ARTICLE VII: If with respect to any action taken by the shareholders of the corporation, any provision of the Texas Business Corporation Act would, but for this Article VII, require the vote or concurrence of the holders of shares having more than a majority of the votes entitled to be cast thereon, or of any class or series thereof, the vote or concurrence of the holders of shares having only a majority of the votes entitled to be cast thereon, or of any class or series thereof, shall be required with respect to any such action.

 ARTICLE VIII: At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

 ARTICLE IX: The corporation, without vote of shareholders, may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor.

 ARTICLE X: The address of its registered office is 5001 LBJ Freeway, Suite 912, Dallas, Texas 75234, and the name of its registered agent at such address is Patrick A. Custer.

 ARTICLE XI: The number of initial directors is three (3), and the names and addresses of the directors are:

           NAME                         ADDRESS
           ----                         -------
      Donald C. Osmond              1420 East 800 North
                                    Orem, Utah 84059
      William L. Waite III          1420 East 800 North
                                    Orem, Utah 84059
      Patrick A. Custer             5001 LBJ Freeway, Suite 912
                                    Dallas, Texas 75234

 ARTICLE XII: The name and address of the incorporator is Cynthia A. Smith, 5400 Allied Bank Plaza, 1000 Louisiana Street, Houston, Texas 77002.

                                    /s/ Cynthia A. Smith
                                    --------------------
                                    Cynthia A. Smith

      SWORN TO ON THIS 12th day of July, 1984, by the above-named incorporator.

                                    /s/ Susan Powers
                                    --------------------
                                    Notary Public in and for
                                    the State of T E X A S

 My commission expires: May 20, 1985